UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 27, 2010
AVIAT NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33278	20-5961564
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)
637 Davis Drive
Morrisville, North Carolina 27560
(Address of principal executive offices, including zip code)
(919) 767-3250
(Registrant’s telephone number, including area code)
Harris Stratex Networks, Inc.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year.
(i)	Effective January 27, 2010, Harris Stratex Networks, Inc. (the “Company”) changed its name to Aviat Networks, Inc. Pursuant to Section 253 of the Delaware General Corporation Law (the “DGCL”), the name change was effected by the merger of Aviat Networks, Inc., a wholly-owned subsidiary of the Company, with and into the Company (the “Merger”), with the Company being the surviving corporation. The Certificate of Ownership and Merger was filed with the Secretary of State of the State of Delaware on January 27, 2010. A copy of the Certificate of Ownership and Merger is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

(ii)	Pursuant to Section 253 of the DGCL, such merger had the effect of amending the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to reflect the new legal name of the Company. Specifically, Article FIRST of the Company’s Certificate of Incorporation was amended to read in its entirety as follows: “ FIRST: The name of the corporation is Aviat Networks, Inc.” There were no other changes to the Company’s Certificate of Incorporation. A copy of the Certificate of Ownership and Merger is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

(iii)	This merger and name change did not require stockholder approval and outstanding stock certificates of the Company are not affected by the change in name and need not be exchanged as they continue to be valid.

(iv)	The Company’s common stock trades on the NASDAQ Global Market under the symbol “HSTX”, and effective January 29, 2010, will continue to trade under the new symbol “AVNW”. The CUSIP number has been changed to 05366Y102.
Item 8.01 Other Events.
     On January 28, 2010, the Company announced in a press release that it has changed its name to Aviat Networks, Inc. and its ticker symbol will change to “AVNW.” A copy of the Company’s press release containing this announcement is attached as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following are filed as Exhibits to this Report:

3.1	Certificate of Ownership and Merger Merging Aviat Networks, Inc. into Harris Stratex Networks Inc., effective January 27, 2010, as filed with the Delaware Secretary of State.

99.1	Press Release, dated January 28, 2010, entitled “Harris Stratex Changes Company name to Aviat Networks.”

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS STRATEX NETWORKS, INC.
January 28, 2010	By:	/s/ Thomas L. Cronan, III
		Name:	Thomas L. Cronan, III
		Title:	Senior Vice President and Chief Financial Officer